Fiscal 2003 Results

Forward Looking Statement THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. NO ASSURANCE CAN BE GIVEN THAT ANY OF SUCH MATTERS WILL BE REALIZED. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY INCREASES SIGNIFICANTLY; (2) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (3) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (4) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS; (5) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (6) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (7) UNCERTAINTIES RELATED TO HOSTILITIES IN THE MIDDLE EAST. THE COMPANY HAS NO DUTY UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Financial Statement Comments Period financial results are not totally comparable due to the Company's emergence from Chapter 11 Earnings from operations excluding fresh start accounting adjustments and reorganization items are used by management as the primary profitability measure (also referred to as earnings from operations excluding one-time adjustments in this presentation)

Agenda Company Highlights Curt Clawson, Chairman and CEO Financial Review Jim Yost, Vice President of Finance and CFO 3. Q&A

Grow by satisfying customers Be the lowest cost producer Have the best people in the industry Our Vision Premier Automotive Supplier MAJOR PROGRESS IN ALL THREE AREAS

Financial Highlights Emerged from Chapter 11 on June 3, 2003 Completed exit financing packages 5-Year $100M revolver and 6-Year $450M Term Loan B $250M in 10 1/2% Senior Notes due 2010 Repriced Term Loan B by 100 bps in September 2003 Began trading on NASDAQ on December 2, 2003

Continue to Strengthen Balance Sheet On February 11, 2004 completed $125.5M follow-on equity offering 7.7M primary shares Primary proceeds used to redeem $87.5M of its 10 1/2% Senior Notes, to prepay $16.0M of Term Loan B and $3.6M for general corporate purposes

2003 Business Highlights Continued to grow the Company's book of business Won approximately $578M in annualized sales which either started production in 2003 or will begin production between 2004 - 2007 Sales in 2003 increased 3% over 2002 Favorable currency translation offset lower customer production requirements Strong productivity performance Business units continue to improve manufacturing efficiencies and reduce costs Gross profit margin increased slightly Improved operating performance was offset by significantly higher depreciation expense and lower volumes Cash from operations increased $9.3M Improved trade credit in the U.S. subsequent to emergence from Chapter 11 Strong liquidity position (cash: $48.5M; unused revolver: $77.5M) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Recent Events Strategic acquisitions in Turkey and Mexico Acquired majority ownership of Companies in which we had a minority interest Continued to invest in international operations to meet the capacity demands of overseas customers Expanding low pressure capacity in Czech Republic, Thailand and Brazil Suspension Components launched development center in the Czech Republic to leverage technological leadership which has been demonstrated in North America Lower customer requirements in North America led to rationalization of U.S. aluminum wheel gravity capacity Closure of Howell, MI facility Continue to diversify business in North America by pursuing growth segments

Safety Incidence Rate - World Wide Operations Continue to drive safety improvements

2003 Sales Profile Wheels Components Other East 1228.9 718.176 133.7 Wheels 60% Components 34% Other 6% By Segment Diversified product offering - wheels, suspension, brake and powertrain, commercial highway By Region North America Rest of World East 1171588 909119 Rest of World 44% North America 56% Manufacturing capabilities in 14 countries on 5 continents

Major Hayes Lemmerz Platforms

HAYES LEMMERZ INTERNATIONAL, INC.

Ford

- F150
- Lincoln Town Car
- Expedition
- Explorer
- Lincoln Navigator
- Mustang
- Fiesta
- Freestyle/500
- Ranger
- Taurus

DaimlerChrysler

- Minivan
- Jeep Liberty
- Dodge Ram
- Dodge Dakota
- Jeep Grand Cherokee
- Mercedes C Class

GM

- Silverado
- Sierra
- Colorado
- Trailblazer
- Envoy
- Bravada
- Cavalier/Cobalt
- Escalade
- Corvette
- Firebird

BMW

- 3 Series
- 5 Series
- X5 SUV
- Mini

Nissan

- ZR

Renault

- Laguna

Honda

- CRV

Toyota

- Corolla

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2004 Key Launches 2004 Key Launches 2004 Key Launches 2004 Key Launches F-Series: knuckles & brakes Freestyle: knuckles & wheels Focus: wheels Escape: brakes Silverado: wheels Delta: wheels Jeep Liberty: wheels RS Minivan: intake Grand Cherokee/Premium CUV: brakes M-Class SUV: control arm In 2004, Hayes will launch new and carry-over platforms totaling approximately $240 million in sales annually totaling approximately $240 million in sales annually totaling approximately $240 million in sales annually Skoda/Seat: wheels

Fiscal 2003 Financial Review

2003 Financial Review Financial Highlights ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

2003 Free Cash Flow1 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. 2 Fiscal 2003 includes gain on discharge of debt ($1,076.7M) and other non-cash items. Fiscal 2002 includes cumulative effect of change in accounting principles of $554.4M and other non-cash items. ($ in Millions)

Financial Review 2003 vs. 2002 - Change in Net Sales 2002 Volume/Other Sale of Business Currency 2003 Show 2001.6 2056.1 Hide 0 1931.6 1917.6 1917.6 0 Green 0 0 138.9 0 Red 0 70 14 0 0 ($ in millions)

2002 Gross Profit MG&A and Eng Asset Impair / Other 2003 Show 44.2 0 43.9 Hide 0 44.2 41.5 41.5 Green 0 11.6 2.4 Red 14.3 0 Earnings (Loss) from Operations Excluding One-Time Adjustments 1 ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. Performance/ Other $43M Foreign Exchange $21M Depreciation ($19M) Volume / Price ($33M) Foreign Exchange ($7) Post-Emergence professional fee ($5M) Long Term Incentive plan ($4M) - non-cash item Amortization of intangible assets ($7M) Lower impairments & Restructuring $8M

Net Debt ($ in Millions)

Post Retirement Health Care and Life Insurance Benefits ($ in Millions)

U.S Pension Update ($ in Millions)

International Pension Update ($ in Millions)

2004 Outlook

2004 Production Outlook Vehicle production estimates 16.1 million units in North America 19.6 million units in Europe Strong commercial highway demand Class 8 truck production 244 thousand units in North America Continued strong growth in developing markets

2004 Steel Impact Contracts in place for essentially all of our steel buy OEM's continue to force contract compliance Scrap steel in short supply Scrap sales will help offset impact of increased steel prices/surcharges Pursuing customer pricing opportunities

2004 Financial Outlook Full Year - Reconfirm Guidance Sales - similar to 2003 Adjusted EBITDA: $237M - $262M Capex $150M (including Mexican low-pressure facility) Free Cash Flow: break-even First Quarter - Strong Results Volume strong Favorable foreign exchange rates Steel impact low Continued productivity improvements

Appendix

Non - GAAP Financial Information Earnings (Loss) from Operations Excluding Fresh Start Accounting Adjustments and Reorganization Items1 ($ in Millions) 1 Please refer to slide 32 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Non-GAAP Financial Information Adjusted EBITDA1 ($ in Millions) 1 Please refer to slide 33 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Non-GAAP Financial Information Free Cash Flow1 1 Please refer to slide 32 for an explanation of why the Company's management believes this financial measure provides useful information to investors. 2 Fiscal 2003 includes gain on discharge of debt ($1,076.7M) and other non-cash items. Fiscal 2002 includes cumulative effect of change in accounting principles of $554.4M and other non-cash items.

Segment Highlights - Fiscal 2003 ($ in Millions) 1 Please refer to slide 32 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Non - GAAP Financial Measures Earnings (loss) from operations excluding fresh start accounting adjustments and reorganization items: Earnings (loss) from operations excluding fresh start accounting adjustments and reorganization items is used by management as a non-GAAP financial measure of the Company's primary profitability measure because it excludes fresh start accounting adjustments and reorganization items which do not represent normal operating performance of the Company as these items relate only to the Company's Chapter 11 filings and emergence. Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements, pay dividends to stockholders, or make corporate investments.

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as operating income (loss) plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses, restructuring and other charges; (ii) reorganization items; (iii) loss on investment in joint venture; and (iv) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to operating income as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.